Exhibit 10.4

1996 DEFERRED COMPENSATION PLAN

THE TIMKEN COMPANY

ELECTION AGREEMENT

     I, ___, hereby elect to participate in the 1996 Deferred Compensation Plan for The Timken Company (the “Plan”) adopted with respect to the compensation that I may receive beginning January 1, 2005. (You may complete any or all of the Sections numbered I through VII below, but you must complete Section VIII.)

     I hereby elect to defer payment of the compensation that I otherwise would be entitled to receive as follows:

I.	DEFERRAL OF BASE SALARY

	1.	Percentage or dollar amount of Base Salary for 2005:

25% ☐ 50% ☐ ____% ☐ $ ______ ☐ per month

	2.	Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:

		a.	Pay in lump sum ☐

		b.	Pay in approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

	3.	Please defer payment or make payment of first installment as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until _________ ☐ (specify date or number of years following termination of employment)

II.	DEFERRAL OF ANNUAL BONUS

	1.	Percentage or dollar amount of bonus, if any, payable under the Management Performance Plan for 2005 (to be paid in 2006):

25% ☐ 50% ☐ 100% ☐ ____% ☐ $ ______ ☐

	2.	Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:

		a.	Pay in lump sum ☐

		b.	Pay in ____ approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

	3.	Please defer payment or make payment of first installment as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until __________ ☐ (specify date or number of years following termination of employment)

III.	DEFERRAL OF SAVINGS AND INVESTMENT PENSION (SIP) PLAN AMOUNTS THAT EXCEED IRS LIMITATIONS

	1.	Percentage or dollar amount, if any, that would otherwise be contributed to the Post-Tax Savings and Investment Pension (SIP) Plan Employee (Contributions and Match) in 2005:

25% ☐ 50% ☐ 100% ☐ ____% ☐ $ ______ ☐

	2.	Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:

		a.	Pay in lump sum ☐

		b.	Pay in ____ approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

	3.	Please defer payment or make payment of first installment as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until ___________ ☐ (specify date or number of years following termination of employment)

IV.	DEFERRAL OF RESTRICTED SHARES*

	1.	Percentage or number of Restricted Shares granted in 2005, that become nonforteitable (i.e., vested) (check one)

		a.	in 2006 only [ ]

		b.	in 2006, 2007, 2008 and 2009 [ ] or

		c.	(specify year or years) [ ]

25% ☐ 50% ☐ 100% ☐ ____% ☐ ____ total shares ☐

	2.	Please make payment of the deferred Common Shares together with all accrued amounts in my Account attributable to the deferred Common Shares as follows:

		a.	Pay in lump sum ☐

		b.	Pay in approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director – Total Rewards) ☐:

	3.	Please defer payment or make payment of first installment as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until________ ☐ (specify date or number of years following termination of employment)

_______________

* NOTE: If you elect to defer payment with respect to Restricted Shares, you will be deemed, as of the date of the Company’s acceptance of your election, to have surrendered the Restricted Shares and to have your Account under the Plan credited with an equal number of Common Shares. Accordingly, as of that date, you will no longer have voting and dividend rights with respect to the Restricted Shares surrendered. Your Account under the Plan, however, will be credited from the date of the Company’s acceptance of your election with amounts equal to the dividends paid on the number of Common Shares reflected in such Account. In addition to being subject to the rules of the Plan, your Account for the remainder of time that the Restricted Shares would have been subject to a risk of forfeiture will to the same extent and under the same circumstances be subject to a risk of forfeiture.

V.	DEFERRAL OF COMMON SHARES PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED UNDER THE LONG-TERM INCENTIVE PLAN

	1.	Percentage or number of Common Shares, if any, payable as a result of the earning of Performance Units (as defined in the Long-Term Incentive Plan) for 2005, 2006 and 2007 (to be paid in 2008):

25% ☐ 50% ☐ 100% ☐ ____% ☐ # of shares ______ ☐

	2.	Please make payment of the above Common Shares together with all accrued amounts in my Account as follows:

		a.	Pay in lump sum ☐

		b.	Pay in _____ approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

	3.	Please defer payment or make payment of first installment as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until _________ ☐ (specify date or number of years following termination of employment)

VI.	DEFERRAL OF CASH AMOUNTS PAYABLE PURSUANT TO PERFORMANCE UNITS EARNED UNDER THE LONG-TERM INCENTIVE PLAN

	1.	Percentage or dollar amount, if any, payable as a result of the earning of Performance Units for 2005, 2006 and 2007 (to be paid in 2008):

25% ☐ 50% ☐ ____ % ☐ ____% ☐ $ ______ ☐

	2.	Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:

		a.	Pay in lump sum ☐

		b.	Pay in ____ approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

	3.	Please defer payment or make payment of first installment as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until __________ ☐ (specify date or number of years following termination of employment)

VII.	DEFERRAL OF VESTED EXCESS CORE CONTRIBUTIONS

	1.	Percentage or dollar amount of any Vested Excess Core Contribution(s) for 2005:

25% ☐ 50% ☐ % ☐ % ☐ $ ☐ per contribution

	2.	Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:

		a.	Pay in lump sum ☐

		b.	Pay in ____ approximately equal quarterly installments ☐

		c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

	3.	Please defer payment or make payment of first installments as follows:

		a.	Defer until the date I cease to be an associate ☐

		b.	Defer until _________ ☐ (specify date or number of years following termination of employment)

VIII.	DEFERRAL OF UNVESTED EXCESS CORE CONTRIBUTIONS

	1.	Percentage or dollar amount of any Unvested Excess Core Contribution(s) for 2005:

25% ☐ 50% ☐ ____% ☐ $ ______ ☐ per contribution

	2.	Please make payment of the above specified cash compensation together with all accrued interest reflected in my Account as follows:

	a.	Pay in lump sum ☐

	b.	Pay in ____ approximately equal quarterly installments ☐

	c.	Pay pursuant to the following alternate payment schedule (subject to the approval of the Director — Total Rewards) ☐

3.	Please defer payment or make payment of first installment as follows:[1]

	a.	Defer until the date I cease to be an associate ☐

	b.	Defer until _________ ☐ (specify date or number of years following termination of employment)

IX. SIGNATURE/AUTHORIZATION

     I acknowledge that I have reviewed the Plan and understand that my participation will be subject to the terms and conditions contained in the Plan. Capitalized terms used, but not otherwise defined, in this Election Agreement shall have the respective meanings assigned to them in the Plan.

     I understand that this Election Agreement applies only to the compensation earned by me during the periods specified above and will not apply to compensation earned in subsequent years.

     I acknowledge that I have been advised to consult with my own financial, tax, estate planning and legal advisors before making this election to defer in order to determine the tax effects and other implications of my participation in the Plan.

     I understand that amendments to bring the Plan into compliance with Section 409A of the Internal Revenue Code are necessary, and I further agree that the Company has my consent to make these amendments with an effective date of January 1, 2005.

Dated this ________ day of _______________, 2004.

(Signature)	(Print or type name)

_________________

[1]	Note that with respect to any Unvested Excess Core Contributions, the period of deferral can end no sooner than the date on which the Eligible Associate has achieved three Years of Service (as defined in and determined under the Savings and Investment Pension Plan).